Exhibit 99.1

Contacts:	Debbie O'Brien	Stephanie Wakefield
	Global Communications	Investor Relations
	+ 1 650 385 5735	+ 1 650 385 5261
	dobrien@informatica.com	swakefield@informatica.com

INFORMATICA REPORTS RECORD FIRST QUARTER REVENUES OF $243.1 MILLION
Achieves 17 Percent Software Revenue Growth and 49 Percent Subscription Revenue Growth

•	Record first quarter total revenues of $243.1 million, up 13 percent year-over-year

•	Record first quarter software revenues of $103.0 million, up 17 percent year-over-year

•	Record subscription revenues of $14.5 million, up 49 percent year-over-year

•	First quarter GAAP earnings per diluted share of $0.22 and non-GAAP earnings per diluted share of $0.35

•	Record deferred revenues of $312.1 million
REDWOOD CITY, Calif., April 24, 2014 - Informatica Corporation (Nasdaq:INFA), the world's number one independent provider of data integration software, today announced financial results for the first quarter ended March 31, 2014.
“The first quarter highlights included strong subscription revenue growth and improved sales operational discipline in Europe,” said Sohaib Abbasi, chairman and chief executive officer, Informatica. “Informatica is well positioned for sustainable, profitable growth with our investments to benefit from secular, disruptive trends that are redefining next-generation analytics, business computing and data security.”
Financial Highlights for the First Quarter Ended March 31, 2014
Total revenues for the first quarter of 2014 were $243.1 million, an increase of 13 percent from $214.3 million in the first quarter of 2013. Software revenues were $103.0 million, an increase of 17 percent from $87.9 million in the first quarter of 2013. Within software revenues, license revenues were $88.5 million, up 13 percent year-over-year, and subscription revenues were $14.5 million, up 49 percent year-over-year.
Income from operations for the first quarter of 2014, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $36.8 million, up 49 percent from $24.7 million in the first quarter of 2013.
GAAP net income for the first quarter of 2014 was $24.9 million, up 39 percent from $17.9 million in the first quarter of 2013, and GAAP net income per diluted share was $0.22, up 38 percent from $0.16 per diluted share in the first quarter of 2013.
Non-GAAP income from operations for the first quarter of 2014 was $56.7 million, up 18 percent from $48.2 million in the first quarter of 2013. Non-GAAP net income for the first quarter of 2014 was $39.5 million, up 14 percent from $34.8 million in the first quarter of 2013 and non-GAAP net income per diluted share was $0.35, up 13 percent from $0.31 per diluted share in the first quarter of 2013. These non-GAAP results exclude charges and tax benefits related to the amortization of acquired technology and intangible assets, building operating expenses related to the headquarters move, acquisition and other charges, acquisition integration-related tax expenses, and stock-based compensation. A reconciliation of GAAP results to non-GAAP results is included below.
Additional Highlights Since January 2014:

•
Announced Informatica 9.6 Data Integration and Data Quality Platform. The newest version of the award-winning Informatica Platform, with fully integrated agile development, introduces advances in IT-business collaboration, holistic data stewardship and hybrid data integration. The new 9.6 platform delivers clean, safe and connected data up to five times more quickly than competing or traditional approaches.

•	Announced Informatica Cloud Spring 2014. Informatica Cloud Spring 2014 introduces visual design productivity for advanced integration across cloud and hybrid environments.

•
Announced new solutions for the healthcare industry. These solutions include an application retirement solution which accelerates cost savings for providers undertaking application modernization initiatives, as well as a joint archive platform and data portal offering with Hitachi Data Systems (HDS).

•
Announced data storage partnership with Oracle. The Informatica Data Archive and Oracle ZFS Storage Appliance solution enables customers to deploy automated, intelligent storage tiering which segments data sets for archival, resulting in storage cost savings, streamlined IT operations and increased ROI.

•
Appointed Hilarie Koplow-McAdams to Board of Directors. Koplow-McAdams brings more than 25 years of go-to-market experience with Oracle, salesforce.com and Intuit. As the chief revenue officer for New Relic, she is responsible for global sales, customer success, support, services and business development.

•
Positioned in the leaders quadrant in Gartner's 2014 Magic Quadrant for Enterprise Integration Platform-as-a-Service (iPaaS). The Gartner report notes that the “proven functionality of PowerCenter, diversity of use cases and wide availability of skills appeal to enterprise buyers and Informatica’s customers evaluating iPaaS.”

•
Positioned as a leader across all four hybrid integration scenarios evaluated in The Forrester Wave™: Hybrid² Integration, Q1 2014. In the Forrester report, Informatica is identified as a Leader in Wide Integration, Deep Integration, Cloud Integration and Internet of Things (IoT) Integration.

•
Positioned by Forrester Research as a leader in The Forrester Wave™: Master Data Management Solutions, Q1 2014. Forrester noted that “Informatica is extending its core capabilities, used to model, match, and govern master data of any domain, to the big data, cloud, mobile, and social identities.”

Conference Call and Webcast
Informatica will discuss its first quarter 2014 results on a conference call today beginning at 2:00 p.m. PT. The live conference call can be accessed at http://www.informatica.com/investor or by dialing 888-895-3521, reservation number 23159403. A replay of the call will also be available by dialing 404-537-3406, reservation number 23159403.

About Informatica
Informatica Corporation (Nasdaq:INFA) is the world's number one independent provider of data integration software. Organizations around the world rely on Informatica to realize their information potential and drive top business imperatives. Informatica Vibe, the industry’s first and only embeddable virtual data machine (VDM), powers the unique “Map Once. Deploy Anywhere.” capabilities of the Informatica Platform. Worldwide, over 5,000 enterprises depend on Informatica to fully leverage their information assets from devices to mobile to social to big data residing on-premise, in the Cloud and across social networks. For more information, call +1 650-385-5000 (1-800-653-3871 in the U.S.), or visit www.informatica.com.
Non-GAAP Financial Information
To supplement Informatica's condensed consolidated financial statements prepared and presented on a GAAP basis, Informatica uses non-GAAP financial measures of income from operations, net income and net income per share. These measures are adjusted from income from operations, net income or net income per share prepared in accordance with GAAP to exclude the charges and expenses discussed above. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for, or superior to, income from operations, net income or net income per share prepared in accordance with GAAP.
Informatica believes the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its financial performance, its financial and operational decision making and as a means to evaluate period to period comparisons. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of Informatica's performance, by excluding certain expenses and expenditures such as non-cash charges and discrete charges that are infrequent in nature, such as charges related to acquisitions that may not be indicative of its underlying operating results. In addition, Informatica believes these non-GAAP financial measures are useful to investors because they allow for greater transparency into the indicators used by management as a basis for its financial and operational decision making. Informatica believes that the disclosure of these non-GAAP financial measures provides consistency and comparability of its recent financial results with its historical financial results, as well as to the operating results of similar companies in Informatica's industry, many of which present similar non-GAAP financial measures to investors. As an example, Informatica believes that it enhances comparability with similar companies' operating results by excluding stock compensation in its non-GAAP financial measures because of the different types of stock-based awards that companies may grant and because ASC 718 (“Stock Compensation”) allows companies to use different valuation methodologies and subjective assumptions. In addition, Informatica believes that both management and investors benefit from referring to these non-GAAP financial measures when planning, analyzing and forecasting future periods. There are a number of limitations related to these non-GAAP financial measures: (1) the non-GAAP measures exclude some costs that are recurring, particularly stock compensation, and we believe that stock compensation will continue to be a significant recurring expense for the foreseeable future; because stock compensation is an important part of our employees' compensation, such payments can impact their performance; and (2) the items we exclude in our non-GAAP measures may differ from the components our peer companies exclude when they report their non-GAAP measures. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP measures and evaluating non-GAAP measures together with the corresponding measures calculated in accordance with GAAP.

Forward Looking Statements
This press release contains forward-looking statements, including those related to our long term growth opportunities. Such statements involve risks and uncertainties and actual results may differ materially from the results described in this press release. The potential risks and uncertainties that could cause actual results to differ include, among others, risks related to competition with larger companies that have longer operating histories or greater financial, technical, marketing and other resources; sales execution; and uncertainty in the state of IT spending and the growth of the market for data integration solutions. Additional risks and uncertainties are included under the caption “Risk Factors” in Informatica's Annual Report on Form 10-K for the year ended December 31, 2013, which has been filed with the SEC and is available on our investor relations website at http://www.informatica.com. All information provided in this release is as of April 24, 2014 and Informatica undertakes no duty to update this information.
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Note: Informatica, Informatica Vibe, Informatica Platform, Informatica Cloud and Informatica Data Archive are trademarks or registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2014	2013
Revenues:
Software	$103,043	$87,906
Service	140,054	126,394
Total revenues	243,097	214,300
Cost of revenues:
Software	3,119	2,142
Service	40,229	36,030
Amortization of acquired technology	3,985	5,724
Total cost of revenues	47,333	43,896
Gross profit	195,764	170,404
Operating expenses:
Research and development	45,685	39,523
Sales and marketing	91,584	84,057
General and administrative	20,053	18,487
Amortization of intangible assets	1,536	1,988
Acquisitions and other charges	89	1,650
Total operating expenses	158,947	145,705
Income from operations	36,817	24,699
Interest and other income, net	942	702
Income before income taxes	37,759	25,401
Income tax provision	12,906	7,494
Net income	$24,853	$17,907
Net income per share:
Basic	$0.23	$0.17
Diluted	$0.22	$0.16
Shares used in per share calculation:
Basic	109,164	107,669
Diluted	111,935	111,263

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2014	December 31, 2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$308,448	$297,818
Short-term investments	421,666	379,616
Accounts receivable, net of allowances of $4,372 and $4,135, respectively	161,014	204,374
Deferred tax assets	46,021	32,898
Prepaid expenses and other current assets	38,640	34,541
Total current assets	975,789	949,247
Property and equipment, net	159,587	157,308
Goodwill and intangible assets, net	559,217	564,767
Long-term deferred tax assets	31,882	44,865
Other assets	6,831	6,834
Total assets	$1,733,306	$1,723,021
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and other current liabilities	$109,872	$144,493
Income taxes payable	4,003	14,184
Deferred revenues	299,564	285,184
Total current liabilities	413,439	443,861
Long-term deferred revenues	12,533	12,938
Long-term deferred tax liabilities	45	44
Long-term income taxes payable	29,972	29,878
Other liabilities	3,400	550
Stockholders' equity	1,273,917	1,235,750
Total liabilities and stockholders' equity	$1,733,306	$1,723,021

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2014	2013
Operating activities:
Net income	$24,853	$17,907
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,300	3,687
Stock-based compensation	14,246	13,530
Deferred income taxes	(2,063)	(2,318)
Tax benefits from stock-based compensation	284	2,692
Excess tax benefits from stock-based compensation	(1,660)	(2,845)
Amortization of intangible assets and acquired technology	5,521	7,712
Changes in operating assets and liabilities:
Accounts receivable	43,360	45,584
Prepaid expenses and other assets	(3,127)	362
Accounts payable and accrued liabilities	(27,845)	(26,231)
Income taxes payable	(9,101)	338
Deferred revenues	13,975	15,162
Net cash provided by operating activities	62,743	75,580
Investing activities:
Purchases of property and equipment	(6,200)	(3,236)
Purchases of investments	(104,490)	(110,663)
Maturities and sales of investments	62,932	81,392
Business acquisitions, net of cash acquired	—	(7,464)
Net cash used in investing activities	(47,758)	(39,971)
Financing activities:
Net proceeds from issuance of common stock	23,303	22,011
Repurchases and retirement of common stock	(23,323)	(21,994)
Withholding taxes related to restricted stock units net share settlement	(3,056)	(2,849)
Payment of contingent consideration	(3,061)	(520)
Excess tax benefits from stock-based compensation	1,660	2,845
Purchase of acquiree stock	—	(2,667)
Net cash used in financing activities	(4,477)	(3,174)
Effect of foreign exchange rate changes on cash and cash equivalents	122	(3,939)
Net increase in cash and cash equivalents	10,630	28,496
Cash and cash equivalents at beginning of period	297,818	190,127
Cash and cash equivalents at end of period	$308,448	$218,623

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2014	2013
Total revenues	$243,097	$214,300

Operating income:

GAAP operating income	$36,817	$24,699

Percentage of GAAP operating income to total revenues	15%	12%

Plus:
Amortization of acquired technology - Cost of revenues	3,985	5,724
Amortization of intangible assets - Operating expenses	1,536	1,988
Building operating expense - Operating expenses (1)	—	640
Acquisitions and other charges - Operating expenses	89	1,650
Stock-based compensation - Cost of revenues and Operating expenses (2)	14,246	13,530
Non-GAAP operating income	$56,673	$48,231

Percentage of Non-GAAP operating income to total revenues	23%	23%

Net income:

GAAP net income	$24,853	$17,907

Plus:
Amortization of acquired technology - Cost of revenues	3,985	5,724
Amortization of intangible assets - Operating expenses	1,536	1,988
Building operating expense - Operating expenses (1)	—	640
Acquisitions and other charges - Operating expenses	89	1,650
Stock-based compensation - Cost of revenues and Operating expenses (2)	14,246	13,530
Income tax adjustments	(5,180)	(6,659)
Non-GAAP net income	$39,529	$34,780

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2014	2013
Diluted net income per share:

Diluted GAAP net income per share	$0.22	$0.16
Plus:
Amortization of acquired technology	0.04	0.05
Amortization of intangible assets	0.01	0.02
Building operating expense (1)	—	0.01
Acquisitions and other charges	—	0.01
Stock-based compensation (2)	0.13	0.12
Income tax adjustments	(0.05)	(0.06)
Diluted Non-GAAP net income per share	$0.35	$0.31

Shares used in computing diluted Non-GAAP net income per share	111,935	111,263
________________

(1)	Represents expense from operating current headquarters buildings purchased in February 2012 prior to occupancy in September 2013 by Informatica.
(2)	The allocation of the stock-based compensation is as follows:

	Three Months Ended March 31,
	2014	2013
Cost of service revenues	$1,464	$1,330
Operating expenses:
Research and development	4,662	4,440
Sales and marketing	4,706	4,689
General and administrative	3,414	3,071
Total stock-based compensation	$14,246	$13,530